Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(2.43)	$(0.54)	$0.12	$(0.02)	$2.17	$0.41	$1.14	$0.97
Notable items impact on earnings per share(a)	(2.14)	(0.48)	0.01	(0.25)	1.60	(0.16)	(0.03)	(0.38)
Adjusted diluted net earnings per share(a)	$(0.29)	$(0.06)	$0.11	$0.23	$0.57	$0.57	$1.17	$1.35
Diluted weighted average # of shares outstanding	378.8	378.8	381.3	379.1	382.3	382.8	383.3	383.2

Total Net Sales	$2,076	$1,798	$2,045	$2,382	$2,458	$2,297	$2,801	$3,419
Cost of goods sold	1,996	1,757	1,788	2,027	2,046	1,862	2,049	2,554
Gross Margin	$80	$41	$257	$355	$412	$435	$752	$865
SG&A	105	68	95	98	111	102	108	98
Other operating (income) expense(p) (r)	1,170	39	76	159	6	20	160	65
Operating earnings	$(1,195)	$(66)	$86	$98	$295	$313	$484	$702
Interest expense, net	(47)	(41)	(49)	(43)	(47)	(45)	(37)	(48)
Consolidated foreign currency gain/(loss)	31	(214)	34	6	110	(46)	111	(100)
Earnings from consolidated companies before income taxes	(1,214)	(317)	73	66	359	225	559	554
Provision for (benefit from) income taxes	(289)	(133)	(3)	38	(480)	60	116	177
Earnings (loss) from consolidated companies	$(925)	$(184)	$76	$28	$839	$165	$443	$377
Equity in net earnings (loss) of nonconsolidated companies	(25)	(20)	(30)	(32)	(11)	(7)	(4)	(1)
Less: Net earnings (loss) attributable to noncontrolling interests	(29)	(1)	(1)	2	—	1	2	4
Net earnings (loss) attributable to Mosaic	$(921)	$(203)	$47	$(6)	$828	$157	$437	$372
After tax Notable items included in earnings	$(810)	$(182)	$6	$(93)	$610	$(63)	$(10)	$(145)

Gross Margin Rate	4%	2%	13%	15%	17%	19%	27%	25%

Effective Tax Rate (including discrete tax)	24%	42%	(4)%	58%	(134)%	27%	21%	32%
Discrete Tax benefit (expense)	$(41)	$28	$3	$(2)	$580	$(4)	$49	$(19)

Depreciation, Depletion and Amortization	$233	$217	$215	$206	$208	$209	$204	$186
Accretion Expense	$17	$18	$17	$17	$17	$17	$19	$18
Share-Based Compensation Expense	$5	$(10)	$8	$7	$12	$15	$4	$5
Notable Items	$1,113	$285	$20	$101	$(134)	$50	$8	$163
Adjusted EBITDA(b)	$227	$234	$383	$438	$508	$560	$829	$969

Net cash provided by (used in) operating activities	$278	$190	$809	$341	$238	$319	$1,015	$423
Cash paid for interest (net of amount capitalized)	86	14	88	8	90	1	88	18
Cash paid for income taxes (net of refunds)	(70)	67	(93)	11	21	83	36	54
Net cash used in investing activities	$(347)	$(270)	$(258)	$(267)	$(395)	$(309)	$(271)	$(351)
Capital expenditures	(340)	(264)	(258)	(265)	(385)	(289)	(297)	(340)
Net cash (used in) provided by financing activities	$(66)	$698	$(530)	$(219)	$(233)	$122	$(82)	$(618)
Cash dividends paid	(19)	(19)	(19)	(19)	(19)	(19)	(29)	(28)
Effect of exchange rate changes on cash	$9	$(69)	$(11)	$(2)	$39	$(20)	$69	$(32)
Net change in cash and cash equivalents	$(126)	$549	$10	$(147)	$(351)	$112	$731	$(579)

Short-term debt	$42	$1,008	$610	$216	$—	$15	$—	$—
Long-term debt (including current portion)	4,572	4,572	4,587	4,578	4,578	4,470	4,463	3,995
Cash & cash equivalents	519	1,069	1,073	923	574	692	1,418	843
Net debt	$4,095	$4,511	$4,124	$3,871	$4,004	$3,793	$3,045	$3,152

Segment Contributions (in millions)
Phosphates	$698	$619	$763	$745	$990	$1,001	$1,175	$1,281
Potash	395	442	555	464	559	477	663	589
Mosaic Fertilizantes	864	731	787	1,140	823	764	1,036	1,755
Corporate and Other(c)	119	6	(60)	33	86	55	(73)	(206)
Total net sales	$2,076	$1,798	$2,045	$2,382	$2,458	$2,297	$2,801	$3,419

Phosphates	$(712)	$(107)	$(59)	$(115)	$134	$153	$283	$326
Potash	(452)	94	124	87	95	125	49	220
Mosaic Fertilizantes	5	29	77	144	97	90	170	290
Corporate and Other(c)	(36)	(82)	(56)	(18)	(31)	(55)	(18)	(134)
Consolidated operating earnings	$(1,195)	$(66)	$86	$98	$295	$313	$484	$702

Phosphates(d)	2,011	1,919	2,235	2,064	2,316	2,062	1,982	1,836
Potash(d)	1,499	1,899	2,559	2,264	2,675	1,980	2,326	1,808
Mosaic Fertilizantes	2,192	2,077	2,558	3,588	2,341	2,064	2,341	3,350
Corporate and Other	538	223	501	648	629	475	427	292
Total finished product tonnes sold ('000 tonnes)	6,240	6,118	7,853	8,564	7,961	6,581	7,076	7,286
Sales of Performance Products ('000 tonnes)(e)	1,003	704	985	1,094	1,267	1,023	917	1,132

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$698	$619	$763	$745	$990	$1,001	$1,175	$1,281
Cost of Goods Sold	804	702	745	723	821	828	866	917
Gross Margin	$(106)	$(83)	$18	$22	$169	$173	$309	$364
Notable Items Included in Gross Margin	(16)	(5)	(8)	—	—	—	—	(17)
Adjusted Gross Margin(b)	$(90)	$(78)	$26	$22	$169	$173	$309	$381

SG&A	11	9	10	12	7	10	10	7
Other operating (income) expense(r)	595	15	67	125	28	10	16	31

Operating Earnings	$(712)	$(107)	$(59)	$(115)	$134	$153	$283	$326
Plus: Depreciation, Depletion and Amortization	113	114	113	108	107	102	106	106
Plus: Accretion Expense	12	13	11	12	12	12	10	13
Plus: Foreign Exchange Gain (Loss)	(2)	14	2	1	(1)	6	8	6
Plus: Other Income (Expense)	—	5	—	4	2	5	2	1
Less: Earnings (loss) from Consolidated Noncontrolling Interests	(29)	—	—	2	2	3	2	4
Plus: Notables Items	593	(11)	57	110	14	(4)	1	31
Adjusted EBITDA(b)	$33	$28	$124	$118	$266	$271	$408	$479

Capital expenditures	$179	$138	$122	$115	$163	$153	$150	$161
Gross Margin $ / tonne of finished product	$(52)	$(43)	$7	$11	$73	$84	$156	$198
Adjusted Gross Margin $ / tonne of finished product	$(45)	$(41)	$12	$11	$73	$84	$156	$208
Gross margin as a percent of sales	(15)%	(13)%	2%	3%	17%	17%	26%	28%

Freight included in finished goods (in millions)	$94	$76	$86	$85	$109	$97	$103	$96
Idle/Turnaround costs (excluding notable items)	$39	$35	$13	$25	$15	$41	$38	$33

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,276	1,332	1,166	1,134	1,304	1,210	880	907
Performance & other products(f)	608	486	957	822	877	724	971	812
Other products(i)	127	101	112	108	135	128	131	117
Total Finished Product(d)	2,011	1,919	2,235	2,064	2,316	2,062	1,982	1,836

DAP selling price (fob plant)(s)	$266	$274	$287	$307	$363	$426	$544	$605
Average finished product selling price (destination)(g)	$329	$317	$338	$354	$422	$477	$580	$681

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,924	1,861	2,117	2,038	2,144	1,911	1,827	1,738
Operating Rate	79%	75%	85%	82%	86%	77%	73%	70%

Raw Materials
Ammonia used in production	$272	$276	$309	$311	$319	$281	$256	$255
% manufactured ammonia used in production	4%	17%	19%	23%	31%	23%	29%	20%
Sulfur used in production	$886	$816	$966	$907	$946	$841	$824	$792
% prilled sulfur used in production	14%	13%	17%	14%	19%	27%	18%	21%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$305	$309	$289	$273	$277	$316	$382	$424
Sulfur (long ton)(k)	$104	$78	$76	$86	$93	$119	$172	$214
Blended rock	$61	$62	$61	$60	$61	$61	$60	$59

Phosphate cash conversion costs, production / tonne(t)	$62	$65	$58	$63	$63	$63	$68	$68
Cash costs of U.S. mined rock/production tonne(u)	$38	$35	$35	$39	$40	$36	$37	$41

ARO cash spending (in millions)	$24	$21	$26	$28	$29	$32	$33	$26

MWSPC equity earnings (loss)	$(26)	$(21)	$(31)	$(34)	$(11)	$(8)	$(7)	$(1)
MWSPC total sales tonnes (DAP/MAP/NPK)	623	546	540	487	565	612	360	486

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$395	$442	$555	$464	$559	$477	$663	$589
Cost of Goods Sold	303	333	424	356	439	337	446	353
Gross Margin	$92	$109	$131	$108	$120	$140	$217	$236
Notable Items Included in Gross Margin	(22)	(22)	(22)	(19)	(16)	(22)	(15)	—
Adjusted Gross Margin(b)	$114	$131	$153	$127	$136	$162	$232	$236

SG&A	6	5	6	6	8	7	8	8
Other operating (income) expense(p)	538	10	1	15	17	8	160	8

Operating Earnings	$(452)	$94	$124	$87	$95	$125	$49	$220
Plus: Depreciation, Depletion and Amortization	76	70	70	69	72	80	70	50
Plus: Accretion Expense	2	2	3	2	2	2	4	2
Plus: Foreign Exchange Gain (Loss)	27	(150)	66	34	77	15	28	(38)
Plus: Other Income (Expense)	—	1	2	1	—	—	—	—
Plus: Notable Items	506	158	(66)	(24)	(67)	(10)	134	38
Adjusted EBITDA(b)	$159	$175	$199	$169	$179	$212	$285	$272

Capital expenditures	$117	$98	$111	$119	$149	$97	$98	$123
Gross Margin $ / tonne of finished product	$61	$57	$51	$48	$45	$71	$93	$131
Adjusted Gross Margin $ / tonne of finished product	$76	$69	$60	$56	$51	$82	$100	$131
Gross margin as a percent of sales	23%	25%	24%	23%	21%	29%	33%	40%

Supplemental Cost Information
Canadian resource taxes	$13	$32	$52	$26	$36	$35	$54	$57
Royalties	$7	$10	$9	$8	$9	$9	$10	$8
Freight(l)	$62	$74	$85	$73	$81	$78	$99	$60
Idle/Turnaround costs (excluding notable items)	$40	$3	$—	$15	$27	$2	$13	$36

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,313	1,709	2,282	2,030	2,435	1,747	2,064	1,547
Performance & other products(m)	173	177	264	223	228	221	252	248
Other products(i)	13	13	12	11	12	12	10	13
Total Finished Product(d)	1,499	1,899	2,559	2,264	2,675	1,980	2,326	1,808

Crop Nutrients North America	625	832	977	837	942	876	1,117	642
Crop Nutrients International	745	947	1,447	1,327	1,612	967	1,061	1,067
Non-Agricultural	129	120	135	100	121	137	148	99
Total Finished Product(d)	1,499	1,899	2,559	2,264	2,675	1,980	2,326	1,808

MOP selling price (fob mine)(u)	$225	$194	$182	$170	$177	$200	$243	$290
Average finished product selling price (destination)(g)	$264	$233	$217	$205	$209	$241	$285	$326

Production Volumes ('000 tonnes)
Production Volume	1,663	2,068	2,198	2,111	2,056	2,285	2,131	1,580
Operating Rate	63%	85%	91%	87%	85%	94%	88%	65%

MOP cash costs of production including brine / production tonne(n)	$56	$57	$56	$52	$59	$64	$62	$72
ARO cash spending (in millions)	$3	$1	$2	$2	$3	$1	$3	$7

Average CAD / USD	$1.320	$1.390	$1.387	$1.333	$1.304	$1.266	$1.229	$1.259

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$864	$731	$787	$1,140	$823	$764	$1,036	$1,755
Cost of Goods Sold	794	665	686	963	747	661	852	1,423
Gross Margin	$70	$66	$101	$177	$76	$103	$184	$332
Notable Items Included in Gross Margin	—	—	—	—	—	—	(6)	3
Adjusted Gross Margin(b)	$70	$66	$101	$177	$76	$103	$190	$329

SG&A	34	24	19	17	21	18	18	20
Other operating (income) expense	31	13	5	16	(42)	(5)	(4)	22

Operating Earnings	$5	$29	$77	$144	$97	$90	$170	$290
Plus: Depreciation, Depletion and Amortization	38	28	27	25	25	23	24	26
Plus: Accretion Expense	3	3	3	3	3	3	4	3
Plus: Foreign Exchange Gain (Loss)	7	(81)	(27)	(3)	9	(33)	34	(40)
Plus: Other Income (Expense)	(2)	(1)	(2)	(1)	(1)	(1)	(2)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	1	—	—	1	1	—	(1)	—
Plus: Notable Items	28	90	31	14	(17)	22	(28)	40
Adjusted EBITDA(b)	$78	$68	$109	$181	$115	$104	$203	$317

Capital expenditures	$46	$25	$20	$28	$72	$39	$44	$52
Gross Margin $ / tonne of finished product	$32	$32	$39	$49	$32	$50	$78	$99
Adjusted Gross Margin $ / tonne of finished product	$32	$32	$39	$49	$32	$50	$81	$98
Gross margin as a percent of sales	8%	9%	13%	16%	9%	13%	18%	19%
Idle/Turnaround costs (excluding notable items)	$16	$4	$36	$7	$16	$5	$9	16

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	584	699	1,161	1,343	610	536	686	722
Potash produced in Brazil	87	75	71	85	74	63	66	56
Purchased nutrients for distribution(q)	1,521	1,303	1,326	2,160	1,657	1,465	1,589	2,572
Total Finished Product	2,192	2,077	2,558	3,588	2,341	2,064	2,341	3,350

Sales of Performance Products ('000 tonnes)(e)	340	150	301	518	357	176	299	584

Brazil MAP price (Brazil production delivered price to third party)	$365	$330	$314	$366	$384	$421	$589	$622
Average finished product selling price (destination)(g)	$394	$352	$308	$318	$352	$370	$442	$524

Production Volumes ('000 tonnes)
MAP	275	289	306	284	219	235	218	210
TSP	102	107	126	135	99	107	127	130
SSP	341	279	331	335	274	301	287	350
DCP	105	128	140	125	126	106	117	130
NPK	29	45	61	37	34	54	52	65
Total phosphate tonnes produced	852	848	964	916	752	803	801	885
MOP	134	106	113	109	110	82	92	97

Phosphate operating rate	79%	86%	99%	94%	77%	82%	82%	91%
Potash operating rate	79%	81%	87%	84%	84%	63%	71%	75%

Realized Costs ($/tonne)
Ammonia/tonne	$332	$352	$327	$329	$338	$381	$527	$640

Sulfur (long ton)	$150	$117	$100	$107	$113	$124	$177	$222
Blended rock	$94	$75	$67	$65	$71	$73	$80	$81

Purchases ('000 tonnes)
DAP/MAP from Mosaic	176	154	193	82	109	64	96	62
MicroEssentials® from Mosaic	83	117	407	373	189	203	418	343
Potash from Mosaic/Canpotex	192	293	708	622	383	489	473	1,024

Phosphate cash conversion costs in BRL, production / tonne(t)	R$289	R$309	R$265	R$302	R$376	R$353	R$383	R$384
Potash cash conversion costs in BRL, production / tonne	R$552	R$589	R$661	R$810	R$835	R$879	R$1,076	R$986
Mined rock costs in BRL, cash produced / tonne	R$342	R$312	R$314	R$324	R$375	R$392	R$409	R$430
ARO cash spending (in millions)	$3	$1	$3	$4.4	$6	$5	$5	$5

Average BRL / USD	$4.115	$4.451	$5.376	$5.373	$5.403	$5.470	$5.301	$5.225

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$119	$6	$(60)	$33	$86	$55	$(73)	$(206)
Cost of Goods Sold	95	57	(67)	(15)	39	36	(115)	(139)
Gross Margin (Loss)	$24	$(51)	$7	$48	$47	$19	$42	$(67)
Notable items Included in Gross Margin	15	(51)	9	25	39	(8)	38	(26)
Adjusted Gross Margin (Loss)(b)	$9	$—	$(2)	$23	$8	$27	$4	$(41)

SG&A	54	30	60	63	75	67	72	63
Other operating (income) expense	6	1	3	3	3	7	(12)	4

Operating Earnings (Loss)	$(36)	$(82)	$(56)	$(18)	$(31)	$(55)	$(18)	$(134)
Plus: Depreciation, Depletion and Amortization	6	5	5	4	4	4	4	4
Plus: Share-Based Compensation Expense	5	(10)	8	7	12	15	4	5
Plus: Foreign Exchange Gain (Loss)	(1)	3	(7)	(26)	25	(34)	41	(28)
Plus: Other Income (Expense)	(1)	—	4	—	—	—	1	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	2	1	1	(2)	(2)	(1)	—	—
Plus: Notable Items	(14)	48	(2)	1	(64)	42	(99)	54
Adjusted EBITDA(b)	$(43)	$(37)	$(49)	$(30)	$(52)	$(27)	$(67)	$(99)

Elimination of profit in inventory included in COGS	$9	$2	$(13)	$14	$(2)	$(3)	$(39)	$(60)
Unrealized gain (loss) on derivatives included in COGS	$15	$(51)	$9	$24	$39	$(8)	$38	$26

Operating Data
Sales volumes ('000 tonnes)	538	223	501	648	629	475	427	292
Sales of Performance Products ('000 tonnes)	36	27	32	21	30	29	28	13

Average finished product selling price (destination)(g)	$398	$343	$321	$310	$317	$336	$421	$466

Purchases ('000 tonnes)
DAP/MAP from Mosaic	50	—	—	—	—	—	—	—
MicroEssentials® from Mosaic	22	—	—	11	12	—	5	1
Potash from Mosaic/Canpotex	153	367	404	253	363	400	163	218

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$25	$(0.19)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(26)	6	(0.05)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	3	(0.03)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(19)	(0.05)
ARO Adjustment	Phosphates	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	3	(1)	0.01
Hurricane Ida recovery	Phosphates	Cost of goods sold/Other income (expense)	(18)	5	(0.03)
Total Notable Items			$(168)	$23	$(0.38)

Q2 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(27)	$0.21
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(10)	0.08
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(4)	1	—
Accelerated depreciation	Potash	Cost of goods sold	(15)	4	(0.04)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	1	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	6	0.01
ARO Adjustment	Phosphates	Other operating income (expense)	(3)	1	—
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(6)	1	(0.01)
Esterhazy closure costs	Potash	Restructuring	(158)	43	(0.30)
Gain on sale of warehouse	Corporate and Other	Other operating income (expense)	20	(5)	0.04
Total Notable Items			$(27)	$17	$(0.03)

Q1 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(46)	$10	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(5)	2	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(22)	5	(0.04)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	11	(3)	0.02
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(4)	(0.01)
Total Notable Items			$(77)	$14	$(0.16)

Q4 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$110	$(26)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	39	(9)	0.08
Pre-acquisition contingencies	Mosaic Fertilizantes	Other operating income (expense)	8	(2)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(16)	4	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	2	(0.03)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	2	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	580	1.52
ARO adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(59)	(0.15)
ARO Adjustment	Potash	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$116	$494	$1.60

Q3 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$6	$(2)	$0.01
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(10)	0.03
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(8)	3	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(19)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	4	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(6)	2	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	6	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(2)	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(73)	28	(0.12)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	—
New Wales environmental reserve	Phosphates	Other operating income (expense)	(35)	14	(0.05)
Integration costs	Consolidated	Other operating income (expense)	(7)	3	(0.01)
Total Notable Items			$(125)	$32	$(0.25)

Q2 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$34	$(15)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	9	(4)	0.01
Accelerated depreciation	Potash	Cost of goods sold	(22)	9	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(12)	5	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	3	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	3	0.01
Government mandated mine shutdown	Phosphates	Cost of goods sold	(8)	3	(0.01)
Legal settlement	Potash	Other operating income (expense)	7	(3)	0.01
Write-down of assets	Mosaic Fertilizantes	Other operating income (expense)	(4)	2	(0.01)
ARO adjustment - closed facilities	Phosphates	Other operating income (expense)	(50)	22	(0.07)
Tax Rate Change	Consolidated	(Provision for) benefit from income taxes	—	32	0.08
Total Notable Items			$(50)	$56	$0.01

Q1 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(214)	$70	$(0.38)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(51)	17	(0.09)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(9)	3	(0.02)
Accelerated depreciation	Potash	Cost of goods sold	(22)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(8)	3	(0.02)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	5	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	28	0.08
Government mandated mine shutdown	Phosphates	Cost of goods sold	(5)	2	(0.01)
Total Notable Items			$(312)	$130	$(0.48)

Q4 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$31	$(18)	$0.03
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	15	(9)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	13	—	0.03
ARO adjustment	Phosphates	Other operating income (expense)	1	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(41)	(0.11)
Accelerated depreciation	Potash	Cost of goods sold	(22)	17	(0.01)
ARO adjustment	Potash	Other operating income (expense)	(3)	2	—
Asset write-off	Mosaic Fertilizantes	Other operating income (expense)	(4)	3	—
Goodwill impairment	Phosphates	Other operating income (expense)	(589)	80	(1.34)
Inventory lower of cost or market	Phosphates	Cost of goods sold	(14)	9	(0.01)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(31)	19	(0.03)
Colonsay write-off	Potash	Restructuring and other (expense)	(530)	263	(0.71)
Total Notable Items			$(1,135)	$325	$(2.14)
Note: The tax effect of Plant City closure costs includes an income tax component of 23.7%, the goodwill impairment includes an income tax componenet of 13.5% and the Colonsay write-off includes an income tax component of 49.7% which are calculated at the rate specific to those earnings.

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Includes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes $530 million related to the Colonsay write-off in Q4 of 2019 and $158 million related to the closure of the Esterhazy K1 and K2 mine shafts in Q2 2021.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Inlcudes a loss of $589 million related to the goodwill impairment in Q4 of 2019.
(s)Includes intersegment sales.
(t)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(u)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(v)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Consolidated Net Income (Loss)	$(921)	$(203)	$47	$(6)	$828	$157	$437	$372
Less: Consolidated Interest Expense, Net	(47)	(41)	(49)	(43)	(47)	(45)	(37)	(48)
Plus: Consolidated Depreciation, Depletion & Amortization	233	217	215	206	208	209	204	186
Plus: Accretion Expense	17	17	17	17	15	17	19	17
Plus: Share-Based Compensation Expense (Benefit)	5	(10)	8	7	12	15	4	5
Plus: Consolidated Provision for (Benefit from) Income Taxes	(289)	(133)	(3)	38	(480)	60	116	177
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(25)	(20)	(30)	(32)	(12)	(7)	(4)	(1)
Plus: Notable Items	1,113	285	20	101	(134)	50	8	163
Consolidated Adjusted EBITDA	$227	$234	$383	$438	$508	$560	$829	$969

Segment Adjusted EBITDA

Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.